Supplementary cash flow information	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Elements [Abstract]
Supplementary cash flow information
Supplementary cash flow information

The table below summarizes the non-cash investing and financing activities relating to the periods presented:

(In US$ millions)	December 31, 2017	December 31, 2016	December 31, 2015
Non-cash investing activities
Disposal of subsidiaries - existing bank loan repaid (1)	—	—	150
Sale of rigs and equipment (2)	103	—	—
Increase of investment in Seadrill Mobile Units (Nigeria) Ltd (7)	—	(6)	—
Proceeds from repayment of short-term loan from related parties due to Seadrill Partners insulation from Seadrill Limited (9)	109	—	—
Derecognition of Sevan Developer newbuild asset (10)	620	—	—
Derecognition of Sevan Developer construction obligation (10)	(526)	—	—
Non-cash financing activities
Repayment of bank loan through disposal of subsidiaries (1)	—	—	(150)
Repayment of debt following sale of rigs and equipment (2)	(103)	—	—
Repayment relating to share forward contracts and other derivatives (3)	—	—	(136)
Repayment relating to SapuraKencana financing agreements (4)	—	(160)	(93)
Conversion of convertible bond into shares, decrease in long term debt (5)	—	(105)	—
Conversion of convertible bond into shares, net increase in equity (5)	—	58	—
Increase in non-controlling interest in Seadrill Nigeria Operations Ltd (6)	—	7	—
Proceeds from long-term loans (7)	—	150	—
Long term loans netted-down with related party balances (7)	—	(150)	—
Dividend to non-controlling interests in VIEs (8)	(14)	(113)	—
Repayment of debt following insulation of Seadrill Partners from Seadrill Limited (9)	(109)	—	—

1.
During the year ended December 31, 2015, existing debt of ours was directly settled as consideration for the disposal of certain drilling rigs to the SeaMex joint venture - refer to Note 6 "(Loss)/gain on disposals" for further information.

2.
During the year ended December 31, 2017, we completed our sale of the West Triton, West Resolute and West Mischief to Shelf Drilling , receiving cash consideration of $122 million. This comprised sales value of $225 million offset by $103 million of debt repayments. Refer to Note 6 "(Loss)/gain on disposals" for further information.

3.	During the year ended December 31, 2015, we settled Sevan share repurchase agreements using cash balances already classified as restricted.

4.	During the years ended December 31, 2016 and December 31, 2015, we settled SapuraKencana financing agreements using cash balances already classified as restricted.

5.
In May 2016, we entered into a privately negotiated exchange agreement with certain holders of our outstanding 5.625%(subsequently increased to 6.125%) Senior Notes due in 2017 (the "2017 Notes"), pursuant to which we agreed to issue a total of 8,184,340 new shares of our common stock, par value $2.00 per share, in exchange for $55 million principal amount of the 2017 Notes. Settlement occurred on May 20, 2016, upon which we had a total of 500,944,280 shares of our common stock issued and outstanding.

In June 2016, we entered into another privately negotiated exchange agreement with certain holders of our outstanding 5.625% (subsequently increased to 6.125%) Senior Notes due 2017 (the "2017 Notes"), pursuant to which we agreed to issue a total of 7,500,000 new shares of our common stock, par value $2.00 per share, in exchange for $50 million principal amount of the 2017 Notes. We had a total of 508,444,280 shares of our common stock issued and outstanding, post settlement on June 13, 2016.

6.
On December 5, 2016, our wholly owned subsidiary Seadrill UK Ltd. acquired a 10% interest that an unrelated party, HH Global Alliance Investments Limited (“HHL”) held in Seadrill Mobile Units (Nigeria) Ltd, the service company for West Capella, for a notional value of $7 million. Simultaneously HHL acquired from Seadrill UK Ltd. a 49% interest in Seadrill Nigeria Operations Limited, the service company for West Jupiter for a notional value of $7 million. The impact of these transactions was to increase Seadrill’s direct ownership interest in Seadrill Partners by $7 million, and to recognize HHL’s non-controlling interest in Seadrill Nigeria Operations Ltd of $7 million.

7.
During the year ended December 31, 2016, certain consolidated VIEs of ours withdrew bank loans and made loans to the related party Ship Finance International. These balances are presented net in the consolidated statement of cash flows. Refer to Note 22 "Long-term debt" for further information.

8.
During the year ended December 31, 2017, the Ship Finance VIEs that we consolidate declared dividends payable totaling $14 million to Ship Finance (December 31, 2016: $113 million). Refer to Note 34 "Variable interest entities" for further information.

9.
In August 2017, Seadrill Partners amended certain credit facilities to insulate itself from Seadrill Limited. This resulted in a $109 million repayment in respect to the $440 million secured debt facility. Refer to Note 30 "Related party transactions" for further information on related party transactions.

10.
In July 2017, Sevan and Cosco agreed to defer the Sevan Developer delivery period until June 30, 2020. The contract amendment included a contract termination clause for Cosco and therefore it was deemed that Sevan had lost control of the asset and therefore derecognized the newbuild asset, which was held at $620 million, construction obligation held at $526 million, and accrued interest and other liabilities held at $19 million, resulting in a net loss on disposal of $75 million. Refer to Note 6 "(Loss)/gain on disposals" for further information.